WAIVER

THIS WAIVER (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as this “Waiver”) is made this ______ day of October 2016, by and between FUNCTION(X) INC., a Delaware corporation (hereinafter referred to as “the Company”) and the Purchasers (as defined herein).

W I T N E S S E T H :

WHEREAS, the Company and Purchasers previously entered into that certain Securities Purchase Agreement dated as of July 12, 2016 (the “Purchase Agreement”) in connection with the sale by the Company of the Debentures and Warrants as specified in the Purchase Agreement;
WHEREAS, pursuant to the terms of the Purchase Agreement, the Company issued $4,444,444 to the Purchasers as evidenced by the Debentures dated July 12, 2016;
WHEREAS, the Company and the Purchasers entered into that certain Amendment to Securities Purchase Agreement and Consent to Modify Debentures dated July 20, 2016 (the Amendment and Consent”);
WHEREAS, the Debentures provide that amortizing payments of the aggregate principal amount, interest and other amounts outstanding under the Debentures at any time (the “Amortization Amount”) shall be made by the Company beginning on the three-month anniversary of the date of the Original Issue Date and on the monthly anniversary of such day for each succeeding month thereafter through and including the Maturity Date (each, an “Amortization Date”);
WHEREAS, the first Amortization Amount was due and payable to the Purchasers under the terms of the Debentures on October 12, 2016;

WHEREAS, the Company has requested that the Purchasers agree to waive the payment of certain Amortization Amounts that are due or will become due under the Debentures in accordance with this Waiver, until the Maturity Date of the Debentures; and

WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement or the Debentures, as applicable.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Purchasers agree as follows:

1.Waiver by Purchasers. Without waiving the Purchasers’ rights and remedies under the Purchase Agreement and the Debentures, and subject to the terms and conditions set forth herein, the Purchase Agreement, the Debentures, and the documents executed in connection with this Agreement, the Company and the Purchasers agree to waive the payment of the first two Amortization Amounts until the Maturity Date and agree that no Event of Default has or will have occurred pursuant to the terms of Section 8(a)(i) of the Debentures as a result of the failure to make payments of the first two Amortization Amounts, so long as all Amortization Amounts are paid on or before the Maturity Date and the Company has complied with the terms and conditions of Section 2 of this Waiver. The Purchasers waive their right to receive the Amortization Amounts due on the Amortization Date and the next anniversary of the Amortization Date and any late fees or penalties then due until the Maturity Date. As consideration for such waiver, the Purchasers shall receive the payments to be made in accordance with Section 2 of this Agreement.

2.    Payment.

(a)    Upon execution of this Waiver, as of the date hereof, the Company will pay to the Purchasers an amount equal to $_______, which is equal to 10% of the Amortization Amount then due (the “10% Amortization Fee”).
(b)    On the next date after the execution of this Agreement that an Amortization Amount becomes due and payable, the Company shall pay an amount equal to $_______, which is equal to 10% of the Amortization Amount then due (the “Second 10% Amortization Fee”) to the Purchasers.
(c)    All other Amortization Amounts that become due shall be paid in accordance with the terms of the Debentures.
3.    Representations and Warranties. To induce the Purchasers to enter into this Waiver, and as partial consideration for the terms and conditions contained herein, the Company makes the following representations and warranties to the Purchasers, each and all of which shall survive the execution and delivery of this Waiver:

(a)    Authority. The Company has taken all necessary corporate action to duly authorize the execution, delivery, and implementation of this Waiver and all documents, agreements, and instruments executed by them in connection herewith.

(b)    Other Consents. No consent, waiver, approval, or other authorization of or by any court, administrative agency, or other governmental or quasi-governmental authority is required in connection with the execution and delivery of or compliance with this Waiver or any other document or instrument relating to this Waiver.

(c)    No Conflict. The execution and delivery of this Waiver and all other documents and instruments executed in connection herewith will not conflict with, or result in a breach of (i) the terms, conditions or provisions of the incorporating or formation documents or by-laws of the Company; or (ii) any mortgage, lease, agreement, or other instrument, or any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority to which the Company is a party or by which any of the Company’s properties are bound.

(d)    Valid and Binding Agreement. This Waiver is, and each of the documents executed pursuant hereto, are legal, valid, and binding obligations of the Company, enforceable against each such party in accordance with their respective terms, subject only to limitations imposed by virtue of federal/state bankruptcy or insolvency laws.

4.    Events of Default. This Waiver does not waive or modify any Events of Default under the Purchase Agreement or the Debentures or the rights and remedies of the Purchasers thereunder except as specifically described in Section 1 of this Waiver.

5.    Remedies. Upon the Maturity Date, the Purchaser’s obligations hereunder shall terminate and the Purchaser shall have and may exercise, at its option, all of the remedies set forth herein, in any of the documents executed in connection herewith, in any of the Purchase Agreement, the Debentures and/or under applicable law.

6.    Miscellaneous.

(a)    Ratification and Confirmation. Except as amended and supplemented hereby, all of the terms and provisions of the Purchase Agreement and the Debentures shall remain in full force and effect and, except as expressly amended hereby, are hereby ratified and confirmed. The Company ratifies and confirms that the Purchase Agreement and the Debentures are valid and binding obligations and enforceable in accordance with their respective terms.

(b)    Conflict. In the event and to the extent of any conflict between the provisions of this Waiver or the documents executed in connection with this Waiver and the provisions of the Purchase Agreement and the Debentures, the provisions of this Waiver or the documents executed in connection with this Waiver with respect thereto shall govern.

(c)    Survival of Representations and Warranties. All representations and warranties contained in this Waiver, the documents executed in connection herewith and the Purchase Agreement and the Debentures shall survive the execution of this Waiver and are material and have been or will be relied upon by the Purchasers, notwithstanding any investigation made by any person, entity or organization on either the Purchasers’ or the Company’s behalf. No implied representations or warranties are created or arise as a result of this Waiver.

(d)    No Waiver. No failure or delay on the part of the Purchasers in the exercise of any right, power, or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

(e)    Governing Law. This Waiver shall be construed in accordance with and governed by the internal laws of the State of New York.

(f)    Integration. This Waiver and the documents referred to, comprising or relating to this Waiver constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

(g)    Amendment and Waiver. No amendment of this Waiver, and no waiver, discharge or termination of any one or more of the provisions hereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

(h)    Successors and Assigns. This Waiver (i) shall be binding upon the Purchasers and the Company and their respective nominees, successors, and assigns, and (ii) shall inure to the benefit of the Company and the Purchaser and to their respective nominees, successors and assigns; provided, however, that the Company may not assign any of their respective rights hereunder or interests herein without first obtaining the express written consent of the Purchaser, and any such assignment or attempted assignment shall be void and of no effect with respect to the Purchaser.

(i)    Severability of Provisions. Any provision of this Waiver that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Waiver are declared to be severable.

(j)    No Third‑Party Beneficiaries. Notwithstanding anything to the contrary contained herein, no provision of this Waiver or any other document executed in connection herewith is intended to benefit any party other than the signatories hereto nor shall any such provision be enforceable by any other party.

(k)    WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, BY ITS EXECUTION HEREOF, AND THE PURCHASERS BY THEIR ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WAIVER, THE PURCHASE AGREEMENT, THE DEBENTURES, ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS WAIVER, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE PURCHASERS TO ACCEPT THIS WAIVER.

(l)    Counterparts. This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Waiver. This Waiver shall be deemed to have been executed and delivered when the Purchasers have received counterparts hereof executed by all parties listed on the signature pages below.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties to this Waiver have caused this Waiver to be executed and delivered, all as of the date first written above.

FUNCTION(X) INC.

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

US_ACTIVE-128906990.7-BFPETRIL